UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2006

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Federal                       000-50962              59-3764686
           --------                      ---------               ----------
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         On October 27, 2006, the Company issued a press release announcing the opening of a new branch office in St. Johns County. The full text of the press release is set forth in Exhibit 99.1.

         The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  99.1     Press release dated October 27, 2006


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLANTIC COAST FEDERAL CORPORATION


Date:  October 27, 2006             By:  /s/   Robert J. Larison, Jr.
                                         ---------------------------------------
                                               Robert J. Larison, Jr.
                                               President and Chief Executive
                                                Officer
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit(s)
------         -------------------------

  99.1         Copy of press release issued by the Company on October 27, 2006.